UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06671

Deutsche Global High Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Global High Income Fund, Inc.

Ticker Symbol: LBF

Contents

3 Portfolio Management Review

11 Performance Summary

14 Important Notice

15 Investment Portfolio

36 Statement of Assets and Liabilities

37 Statement of Operations

39 Statement of Cash Flows

40 Statements of Changes in Net Assets

41 Financial Highlights

42 Notes to Financial Statements

56 Report of Independent Registered Public Accounting Firm

57 Tax Information

58 Liquidation and Dissolution — Amendment to the Fund's Articles of Incorporation

59 Stockholder Meeting Results

60 Dividend Reinvestment and Cash Purchase Plan

64 Advisory Agreement Board Considerations and Fee Evaluation

68 Board Members and Officers

73 Additional Information

The fund's primary investment objective is to seek high current income; capital appreciation is a secondary investment objective.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Leverage results in additional risks and can magnify the effect of any gains or losses.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may differ from performance data shown. Please visit deutschefunds.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 11 through 13 for more complete performance information.

At the fund’s 2015 Annual Meeting held on September 30, 2015, the fund’s stockholders approved an amendment to the fund’s Articles of Incorporation, limiting the fund’s term of existence until September 30, 2017, or such earlier date as may be determined by the fund’s Board, at which time the fund will be liquidated.

Investment Process

We use an active process that emphasizes relative value in a global environment, managing on a total-return basis and using intensive research to identify stable-to-improving credit situations. The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities, along with a top-down approach to assess macroeconomic trends.

Deutsche Global High Income Fund, Inc.’s market performance total return was 13.99% during the 12-month period ended October 31, 2016, while its net asset value (NAV) share price total return was 9.40%. The fund’s discount to NAV narrowed in the period.

The fund invests in the bond market’s spread sectors, a group that includes sovereign and corporate emerging-markets bonds, global high-yield bonds and senior loans. Emerging-markets bonds, as gauged by the JPMorgan EMBI Global Diversified Index, returned 11.70%. Domestic high-yield bonds — as measured by the BofA Merrill Lynch US High Yield Master II Constrained Index — returned 10.18%. European high-yield debt lagged the U.S. market, as gauged by the 6.16% return of the BofA Merrill Lynch European Currency High Yield Constrained Index.

Although higher-yielding market segments generated strong total returns in the past year, they experienced a downturn from the beginning of the period through the middle of February. Declining commodity prices, especially for oil, strongly contributed to the poor returns in this time, as many commodity-related issuers in the high-yield space were affected by weaker earnings outlooks and increased default risk. Emerging-markets nations dependent on commodity exports generally weakened in this interval, as well. Concerns about slowing growth and the associated decline in investor risk appetites created a further headwind to performance.

The negative tone began to lighten in mid-February as growth concerns eased and commodity prices stabilized. Additionally, several of the world’s major central banks — including the European Central Bank and the Bank of Japan — sought to stimulate their respective economies by implementing more aggressive interest-rate policies. These shifts resulted in lower, and in some cases negative, developed-market government bond yields. Likewise, the U.S. Federal Reserve Board (the Fed) chose to extend its "lower for longer" rate policy in response to tepid U.S. growth. The falling yields for high-quality bonds fueled additional investor interest in better-yielding, riskier asset classes, including high-yield and emerging-markets bonds. The resulting rally enabled the spread sectors to make up their earlier losses and finish with robust, double-digit gains. Lower-quality issues generally finished ahead of their higher-quality counterparts, reflecting the recovery in investors’ risk appetites in the final seven-plus months of the period. The emerging markets, which gained an additional boost from improving growth in China and the ascension of a market-friendly government in Brazil, performed particularly well for the year.

Performance Attribution

The fund delivered strong absolute returns due to its emphasis on the credit sectors, but its diversified approach proved to be a detractor from relative performance. Whereas the benchmark is invested entirely in emerging-market bonds, which delivered superior returns in the past 12 months, the fund is diversified among high-yield bonds, senior loans and emerging-markets debt. As a result, it was not able to keep up with the performance of the benchmark during the period. However, we added value via our weighting in emerging-markets corporate bonds, which outpaced sovereign debt by a healthy margin.

"The fund delivered strong absolute returns due to its emphasis on the credit sectors."

We also lost some ground through our positions in lower-quality securities. In U.S. high yield, for instance, we held below-benchmark weightings in the energy sector and in lower-quality bonds rated CCC and below. We took a similarly risk-conscious approach in the emerging markets by tilting the portfolio toward more stable countries over those with higher risk. While this strategy took away from performance in the short term, we saw it as the most prudent approach at a time of elevated volatility and the presence of multiple risk factors.

Among individual securities, the bonds issued by the metal-packaging provider Ball Corp. traded stronger after the company reported better profitability and improved market share following the closing of an accretive acquisition. A position in Matterhorn Telecom Holding SA also added value, as this Luxembourg-based wireless telecommunications service provider reported an improving customer base, better financial results and deleveraging through bond buybacks. SoftBank Group Corp. — a telecommunications and Internet conglomerate that owns Softbank, the majority of Sprint, and stakes in other properties — also performed well after it reported improved free cash flow and committed to deleveraging. Headlines regarding potential consolidation among wireless carriers was also supportive for the company’s bond prices.

The satellite-services provider Intelsat Jackson Holdings SA — which faced a challenging competitive landscape due to advancing satellite technology — was one of the fund’s leading detractors. We reduced the fund’s position in Intelsat bonds in the latter part of the period. An underweight in the debt of the Brazilian integrated energy producer Petrobras, which was issued through Petrobras Global Finance BV, was another detractor. Investors viewed the company as being a key beneficiary of the perceived improvements in Brazil’s economic and political outlook. MEG Energy Corp., an exploration and production company focused on the Canadian oil sands, came under significant pressure from declining oil prices. We sold the position early in the fiscal year, preventing the fund from participating in its subsequent recovery.

The fund, which can borrow up to 33 1/3% of its total assets, was approximately 28% leveraged at the close of the year. In employing leverage, the fund uses a secured line of credit and then invests the proceeds in longer-term securities. Leverage results in additional risks and can magnify the effect of any gains or losses. We maintained leverage in the past year, as we found bond yields very attractive when funded with current lending rates. Given the positive returns for the markets, leverage contributed favorably to performance.

The fund employed derivatives to manage its currency exposure. We used derivatives in order to hedge the fund’s exposure to the euro back into U.S. dollars, a slight positive given the small decline in the European currency.

Outlook and Positioning

We see a number of reasons for optimism with regard to the world high-yield market. We believe the forecasts for modest growth will enable continued accommodation by the major central banks, which would drive a further search for yield. Additionally, we see steady growth creating a healthier foundation for commodities and the related bond issues. We also believe the default rate will remain muted thanks to the recovery in energy prices and the heavy use of new-issue proceeds to refinance near-term maturities. Potential disruptions to this favorable outlook include more aggressive Fed actions and lingering geopolitical/macroeconomic issues, including the implementation of the United Kingdom’s decision to exit the European Union. We also currently hold a favorable outlook on the emerging markets, based on the improvement in commodity prices and ongoing search for yield worldwide.

At the fund’s 2015 Annual Meeting held on September 30, 2015, the fund’s stockholders approved an amendment to the fund’s Articles of Incorporation, limiting the fund’s term of existence until September 30, 2017, or such earlier date as may be determined by the fund’s Board, at which time the fund will be liquidated. Given the length of time to liquidation, we continued to manage the fund as we have in the past.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The unleveraged index limits exposure to any one country.

The BofA Merrill Lynch Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.

The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Performance Summary October 31, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Return as of 10/31/16
	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	9.40%	7.02%	6.59%
Based on Market Price(a)	13.99%	9.00%	7.46%
JPMorgan EMBI Global Diversified Index(b)	11.70%	6.56%	7.38%
Morningstar Closed-End Emerging Markets Bond Funds Category (based on Net Asset Value)(c)	11.97%	2.66%	6.59%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the year ended October 31, 2016 was 2.54% (1.96% excluding interest expense).

b The unmanaged, unleveraged JPMorgan EMBI Global Diversified Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

c Morningstar's Closed-End Emerging Markets Bond Funds category represents portfolios that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East and Asia make up the rest. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End Emerging Markets Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 10/31/16	As of 10/31/15
Net Asset Value	$ 8.72	$ 8.55
Market Price	$ 8.48	$ 7.98

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 10/31/16: Income Dividends	$ .55
Return of Capital	$ .02
October Income Dividend	$ .0480
Current Annualized Distribution Rate (based on Net Asset Value) as of 10/31/16†	6.61%
Current Annualized Distribution Rate (based on Market Price) as of 10/31/16†	6.79%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on October 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Important Notice

At the Fund's 2015 Annual Meeting of Stockholders held on September 30, 2015, the Fund's stockholders approved an amendment to the Fund's Articles of Incorporation, limiting the Fund's term of existence until September 30, 2017, or such earlier date as may be determined by the Fund's Board, at which time the Fund will be liquidated. In connection with the Fund's liquidation, the Fund will seek to de-lever and reduce its portfolio investments to cash or cash equivalents as the liquidation date draws closer, and then make a liquidating distribution to stockholders.

Investment Portfolio as of October 31, 2016

		Principal Amount ($)(a)	Value ($)

Bonds 134.7%
Austria 0.2%
JBS Investments GmbH, 144A, 7.25%, 4/3/2024 (Cost $125,000)		125,000	126,250
Belgium 1.2%
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023 (Cost $622,861)		595,000	650,156
Bermuda 0.3%
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		85,000	86,062
Viking Cruises Ltd., 144A, 6.25%, 5/15/2025		85,000	77,775
(Cost $170,000)			163,837
Canada 7.7%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		45,000	46,463
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		665,000	590,187
144A, 6.0%, 10/15/2022		65,000	57,688
Cascades, Inc., 144A, 5.5%, 7/15/2022		35,000	35,722
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		185,000	191,012
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		72,000	68,355
Garda World Security Corp., 144A, 7.25%, 11/15/2021		50,000	47,750
Masonite International Corp., 144A, 5.625%, 3/15/2023		70,000	72,450
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		25,000	21,313
Teck Resources Ltd.:
3.75%, 2/1/2023		1,200,000	1,134,750
144A, 8.0%, 6/1/2021		115,000	125,637
144A, 8.5%, 6/1/2024		35,000	40,513
Telesat Canada, 144A, 6.0%, 5/15/2017		1,025,000	1,026,281
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		120,000	103,800
144A, 5.875%, 5/15/2023		105,000	82,688
144A, 6.125%, 4/15/2025		310,000	244,900
144A, 7.5%, 7/15/2021		245,000	218,050
Videotron Ltd., 5.0%, 7/15/2022		230,000	240,062
(Cost $4,534,052)			4,347,621
Cayman Islands 1.6%
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		500,000	575,000
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		320,000	324,800
(Cost $817,890)			899,800
Chile 0.5%
Inversiones CMPC SA, 144A, 4.375%, 5/15/2023 (Cost $248,120)		250,000	260,290
Croatia 5.9%
Republic of Croatia:
144A, 6.25%, 4/27/2017		280,000	285,768
144A, 6.375%, 3/24/2021		1,770,000	1,964,700
REG S, 6.625%, 7/14/2020		1,000,000	1,109,200
(Cost $3,037,103)			3,359,668
Dominican Republic 2.0%
Dominican Republic, 144A, 7.5%, 5/6/2021 (Cost $1,034,593)		1,000,000	1,100,200
France 4.2%
BUT SAS, 144A, 7.375%, 9/15/2019	EUR	185,000	210,700
Crown European Holdings SA:
144A, 3.375%, 5/15/2025	EUR	390,000	438,954
144A, 4.0%, 7/15/2022	EUR	310,000	372,631
HomeVi SAS, 144A, 6.875%, 8/15/2021	EUR	280,000	327,626
Novafives SAS, 144A, 4.5%, 6/30/2021	EUR	100,000	95,504
Paprec Holding SA, 144A, 5.25%, 4/1/2022	EUR	295,000	341,971
SFR Group SA:
144A, 6.0%, 5/15/2022		200,000	205,064
144A, 7.375%, 5/1/2026		205,000	207,050
SPCM SA, 144A, 6.0%, 1/15/2022		185,000	191,442
(Cost $2,524,878)			2,390,942
Germany 2.7%
FTE Verwaltungs GmbH, 144A, 9.0%, 7/15/2020	EUR	485,000	559,189
HP Pelzer Holding GmbH, 144A, 7.5%, 7/15/2021	EUR	330,000	387,471
IHO Verwaltungs GmbH, 144A, 4.125%, 9/15/2021 (PIK)		200,000	204,750
Techem GmbH, 144A, 6.125%, 10/1/2019	EUR	200,000	226,685
Unitymedia Hessen GmbH & Co., KG, 144A, 4.0%, 1/15/2025	EUR	110,000	124,677
(Cost $1,610,318)			1,502,772
Hungary 4.0%
Republic of Hungary, 5.375%, 2/21/2023 (Cost $2,160,923)		2,000,000	2,269,600
Indonesia 2.4%
Perusahaan Penerbit SBSN, 144A, 4.0%, 11/21/2018 (Cost $1,318,429)		1,300,000	1,350,440
Ireland 2.4%
AerCap Ireland Capital Ltd.:
3.95%, 2/1/2022		200,000	203,844
4.625%, 10/30/2020		160,000	168,400
5.0%, 10/1/2021		500,000	531,250
Allegion PLC, 5.875%, 9/15/2023		80,000	86,200
Ardagh Packaging Finance PLC:
144A, 4.25%, 1/15/2022	EUR	100,000	113,068
144A, 7.25%, 5/15/2024		200,000	211,000
Endo Ltd., 144A, 6.5%, 2/1/2025		50,000	42,125
(Cost $1,337,714)			1,355,887
Italy 2.0%
Astaldi SpA, 144A, 7.125%, 12/1/2020	EUR	880,000	981,609
LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	120,000	140,128
(Cost $1,330,931)			1,121,737
Japan 2.2%
SoftBank Group Corp., REG S, 5.375%, 7/30/2022 (Cost $1,197,380)		1,180,000	1,246,375
Jersey 0.4%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026 (Cost $200,000)		200,000	196,720
Kazakhstan 2.6%
KazMunayGas National Co. JSC:
144A, 7.0%, 5/5/2020		200,000	221,746
REG S, 9.125%, 7/2/2018		1,150,000	1,261,019
(Cost $1,338,796)			1,482,765
Lithuania 3.1%
Republic of Lithuania:
144A, 6.125%, 3/9/2021		1,000,000	1,163,750
144A, 7.375%, 2/11/2020		500,000	588,250
(Cost $1,514,859)			1,752,000
Luxembourg 4.2%
Altice Financing SA, 144A, 7.5%, 5/15/2026		220,000	226,600
Altice Finco SA, 144A, 9.875%, 12/15/2020		200,000	211,750
Altice Luxembourg SA, 144A, 7.25%, 5/15/2022	EUR	110,000	127,998
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		170,000	180,837
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024		165,000	165,825
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		25,000	25,094
144A, 5.625%, 10/15/2023		50,000	47,000
Matterhorn Telecom Holding SA, 144A, 4.875%, 5/1/2023	EUR	550,000	596,789
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	200,780
Play Finance 1 SA, 144A, 6.5%, 8/1/2019	EUR	100,000	113,617
Play Finance 2 SA, 144A, 5.25%, 2/1/2019	EUR	200,000	225,039
Telenet Finance V Luxembourg SCA, 144A, 6.25%, 8/15/2022	EUR	110,000	128,299
Wind Acquisition Finance SA:
144A, 3.689%*, 7/15/2020	EUR	100,000	110,187
144A, 6.5%, 4/30/2020		30,000	31,275
(Cost $2,473,907)			2,391,090
Mexico 0.3%
Petroleos Mexicanos:
5.5%, 6/27/2044		69,000	59,437
144A, 6.75%, 9/21/2047		136,000	134,810
(Cost $213,100)			194,247
Netherlands 4.5%
Cable Communications Systems NV, 144A, 7.5%, 11/1/2020	EUR	100,000	113,936
Constellium NV, 144A, 7.875%, 4/1/2021		250,000	266,250
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		310,000	317,750
5.25%, 4/15/2023		400,000	408,000
NXP BV:
144A, 3.75%, 6/1/2018		65,000	66,950
144A, 4.125%, 6/1/2021		200,000	213,500
Petrobras Global Finance BV:
8.375%, 5/23/2021		390,000	431,457
8.75%, 5/23/2026		250,000	281,625
United Group BV, 144A, 7.875%, 11/15/2020	EUR	270,000	308,989
Ziggo Bond Finance BV, 144A, 4.625%, 1/15/2025	EUR	130,000	144,491
(Cost $2,503,670)			2,552,948
Panama 3.8%
Republic of Panama, 3.75%, 3/16/2025 (Cost $1,976,000)		2,000,000	2,120,000
Peru 2.4%
Republic of Peru, 7.35%, 7/21/2025 (Cost $1,284,051)		1,000,000	1,367,500
Philippines 4.7%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (Cost $1,901,643)		1,800,000	2,675,250
Poland 0.7%
Republic of Poland, 3.0%, 3/17/2023 (Cost $405,197)		400,000	411,640
Romania 3.8%
Republic of Romania, 144A, 4.375%, 8/22/2023 (Cost $2,121,175)		2,000,000	2,172,400
Russia 0.4%
MMC Finance Ltd., 144A, 5.55%, 10/28/2020 (Cost $200,000)		200,000	211,838
Serbia 1.9%
Republic of Serbia:
REG S, 6.75%, 11/1/2024		204,260	206,302
144A, 7.25%, 9/28/2021		760,000	872,860
(Cost $935,227)			1,079,162
Spain 0.2%
Campofrio Food Group SA, 144A, 3.375%, 3/15/2022 (Cost $111,755)	EUR	100,000	113,683
Sri Lanka 0.9%
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019 (Cost $500,000)		500,000	506,586
Sweden 0.4%
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (Cost $210,000)		210,000	210,525
United Kingdom 3.0%
Jaguar Land Rover Automotive PLC, 144A, 3.5%, 3/15/2020		310,000	315,425
TA Manufacturing Ltd., 144A, 3.625%, 4/15/2023	EUR	205,000	221,556
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		990,000	979,803
144A, 5.5%, 8/15/2026		200,000	201,750
(Cost $1,732,385)			1,718,534
United States 50.5%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		20,000	20,600
ADT Corp.:
3.5%, 7/15/2022		35,000	33,163
5.25%, 3/15/2020		85,000	91,588
6.25%, 10/15/2021		130,000	142,187
Air Lease Corp., 4.75%, 3/1/2020		50,000	53,728
Alere, Inc., 144A, 6.375%, 7/1/2023		60,000	61,800
Allison Transmission, Inc., 144A, 5.0%, 10/1/2024		150,000	153,000
Ally Financial, Inc.:
3.25%, 2/13/2018		90,000	90,225
3.5%, 1/27/2019		165,000	165,412
4.125%, 3/30/2020		90,000	91,463
5.75%, 11/20/2025		210,000	214,987
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		220,000	224,400
AMC Entertainment Holdings, Inc., 144A, 5.875%, 11/15/2026 (b)		95,000	95,356
AMC Entertainment, Inc., 5.875%, 2/15/2022		45,000	46,744
AMC Networks, Inc., 5.0%, 4/1/2024		275,000	278,437
AmeriGas Finance LLC, 7.0%, 5/20/2022		50,000	52,625
Antero Midstream Partners LP, 144A, 5.375%, 9/15/2024		80,000	80,600
Antero Resources Corp.:
5.125%, 12/1/2022		95,000	95,712
5.375%, 11/1/2021		65,000	65,975
5.625%, 6/1/2023		60,000	61,200
Aramark Services, Inc.:
144A, 4.75%, 6/1/2026		330,000	330,000
5.125%, 1/15/2024		60,000	62,850
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		45,000	39,825
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		290,000	298,700
Ashland LLC, 3.875%, 4/15/2018		205,000	209,100
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		5,000	4,900
Ball Corp.:
3.5%, 12/15/2020	EUR	300,000	363,321
4.375%, 12/15/2023	EUR	300,000	370,194
5.25%, 7/1/2025		75,000	79,744
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		60,000	64,200
Berry Plastics Corp., 5.5%, 5/15/2022		100,000	104,000
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	63,538
Boyd Gaming Corp., 6.875%, 5/15/2023		50,000	53,500
CalAtlantic Group, Inc., 5.25%, 6/1/2026		258,000	255,420
Caleres, Inc., 6.25%, 8/15/2023		40,000	42,100
Calpine Corp.:
5.375%, 1/15/2023		60,000	59,400
5.75%, 1/15/2025		60,000	58,350
Cardtronics, Inc., 5.125%, 8/1/2022		35,000	35,788
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		75,000	77,063
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		125,000	129,062
144A, 5.5%, 5/1/2026		530,000	542,921
144A, 5.875%, 4/1/2024		110,000	116,325
144A, 5.875%, 5/1/2027		155,000	162,362
CDW LLC:
5.5%, 12/1/2024		95,000	99,779
6.0%, 8/15/2022		110,000	116,600
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		20,000	21,350
Series T, 5.8%, 3/15/2022		400,000	406,000
Series S, 6.45%, 6/15/2021		165,000	176,137
Series W, 6.75%, 12/1/2023		115,000	118,162
Series Y, 7.5%, 4/1/2024		175,000	182,219
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		99,000	97,515
144A, 6.375%, 9/15/2020		70,000	72,100
Chemours Co., 6.125%, 5/15/2023	EUR	100,000	103,394
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		51,000	52,785
CIT Group, Inc.:
3.875%, 2/19/2019		235,000	238,598
4.25%, 8/15/2017		425,000	430,440
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		70,000	70,350
Series B, 6.5%, 11/15/2022		185,000	188,422
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		50,000	50,500
CNH Industrial Capital LLC, 3.25%, 2/1/2017		150,000	150,187
CNO Financial Group, Inc.:
4.5%, 5/30/2020		25,000	25,656
5.25%, 5/30/2025		50,000	50,500
CommScope, Inc.:
144A, 4.375%, 6/15/2020		40,000	41,050
144A, 5.0%, 6/15/2021		60,000	61,350
Community Health Systems, Inc., 5.125%, 8/1/2021		200,000	186,500
Continental Resources, Inc.:
4.5%, 4/15/2023		200,000	190,500
5.0%, 9/15/2022		300,000	294,000
Cooper-Standard Automotive, Inc., 144A, 5.625%, 11/15/2026 (b)		70,000	70,350
Cott Beverages, Inc.:
5.375%, 7/1/2022		120,000	121,800
6.75%, 1/1/2020		50,000	51,938
Covanta Holding Corp., 5.875%, 3/1/2024		45,000	44,213
Crestwood Midstream Partners LP, 6.25%, 4/1/2023		70,000	70,875
CSC Holdings LLC:
5.25%, 6/1/2024		65,000	60,775
144A, 5.5%, 4/15/2027		340,000	344,887
144A, 10.125%, 1/15/2023		200,000	225,500
CyrusOne LP, (REIT), 6.375%, 11/15/2022		70,000	74,200
D.R. Horton, Inc., 4.0%, 2/15/2020		30,000	31,295
Dana, Inc., 5.5%, 12/15/2024		50,000	51,750
DCP Midstream Operating LP, 2.7%, 4/1/2019		100,000	97,750
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		225,000	235,284
144A, 5.875%, 6/15/2021		60,000	63,237
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024		135,000	135,000
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	25,188
Dollar Tree, Inc.:
5.25%, 3/1/2020		130,000	134,875
5.75%, 3/1/2023		105,000	111,825
Dynegy, Inc.:
7.375%, 11/1/2022		275,000	265,203
7.625%, 11/1/2024		135,000	129,262
E*TRADE Financial Corp.:
4.625%, 9/15/2023		60,000	62,250
5.375%, 11/15/2022		50,000	53,443
Eagle Materials, Inc., 4.5%, 8/1/2026		85,000	85,677
EarthLink Holdings Corp., 7.375%, 6/1/2020		40,000	42,000
Endo Finance LLC:
144A, 5.375%, 1/15/2023		55,000	46,750
144A, 5.75%, 1/15/2022		40,000	36,000
EnerSys, 144A, 5.0%, 4/30/2023		15,000	15,375
Entegris, Inc., 144A, 6.0%, 4/1/2022		40,000	41,400
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		65,000	68,900
(REIT), 5.375%, 4/1/2023		120,000	125,250
(REIT), 5.75%, 1/1/2025		50,000	52,875
(REIT), 5.875%, 1/15/2026		55,000	58,791
First Data Corp., 144A, 7.0%, 12/1/2023		100,000	104,750
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		10,000	10,050
Fresenius Medical Care U.S. Finance II, Inc., 144A, 6.5%, 9/15/2018		20,000	21,550
Fresenius U.S. Finance II, Inc., 144A, 4.5%, 1/15/2023		505,000	526,462
Frontier Communications Corp.:
6.25%, 9/15/2021		40,000	38,000
7.125%, 1/15/2023		50,000	44,969
8.125%, 10/1/2018		600,000	652,500
10.5%, 9/15/2022		185,000	192,400
Global Partners LP, 7.0%, 6/15/2023		75,000	71,625
GLP Capital LP, 5.375%, 4/15/2026		150,000	159,375
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		140,000	141,225
5.125%, 11/15/2023		60,000	61,950
Graphic Packaging International, Inc., 4.125%, 8/15/2024		200,000	199,000
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		125,000	124,687
144A, 5.25%, 12/15/2023		215,000	213,925
Gulfport Energy Corp.:
144A, 6.0%, 10/15/2024		40,000	40,750
6.625%, 5/1/2023		30,000	31,500
Hanesbrands, Inc., 144A, 4.625%, 5/15/2024		110,000	111,856
HCA, Inc.:
4.5%, 2/15/2027		555,000	548,062
5.25%, 6/15/2026		180,000	188,100
5.875%, 2/15/2026		230,000	241,500
6.5%, 2/15/2020		165,000	182,737
7.5%, 2/15/2022		120,000	136,560
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		75,000	79,688
144A, 5.75%, 4/15/2024		55,000	57,750
Hexion, Inc., 6.625%, 4/15/2020		55,000	48,125
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		45,000	43,875
144A, 5.75%, 10/1/2025		115,000	115,287
Hilton Domestic Operating Co., Inc., 144A, 4.25%, 9/1/2024		105,000	105,262
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024		80,000	83,200
Hologic, Inc., 144A, 5.25%, 7/15/2022		30,000	31,728
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	26,500
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		30,000	32,888
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		110,000	115,225
144A, 5.0%, 11/15/2025		60,000	63,113
Huntsman International LLC, 5.125%, 4/15/2021	EUR	410,000	477,438
International Lease Finance Corp.:
3.875%, 4/15/2018		100,000	102,250
6.25%, 5/15/2019		35,000	37,844
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021		65,000	67,113
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025		65,000	63,700
144A, 7.25%, 6/1/2021		95,000	97,375
Kaiser Aluminum Corp., 5.875%, 5/15/2024		90,000	95,063
Laredo Petroleum, Inc., 6.25%, 3/15/2023		90,000	90,450
Lennar Corp., 4.75%, 11/15/2022		90,000	93,600
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		80,000	81,200
5.375%, 8/15/2022		175,000	179,812
5.375%, 1/15/2024		60,000	61,200
5.375%, 5/1/2025		65,000	65,975
6.125%, 1/15/2021		30,000	30,975
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		120,000	119,256
5.5%, 12/1/2021		55,000	56,994
5.875%, 12/1/2023		90,000	91,350
Live Nation Entertainment, Inc.:
144A, 4.875%, 11/1/2024		180,000	179,550
144A, 5.375%, 6/15/2022		10,000	10,350
144A, 7.0%, 9/1/2020		70,000	72,674
Manitowoc Foodservice, Inc., 9.5%, 2/15/2024		45,000	51,694
Match Group, Inc., 6.375%, 6/1/2024		55,000	59,400
Meritor, Inc.:
6.25%, 2/15/2024		50,000	49,313
6.75%, 6/15/2021		60,000	61,050
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 5.625%, 5/1/2024		110,000	117,084
Micron Technology, Inc., 144A, 7.5%, 9/15/2023		180,000	198,675
Moog, Inc., 144A, 5.25%, 12/1/2022		45,000	46,125
Morgan Stanley, Series H, 5.45%, 7/29/2049		35,000	35,091
MPT Operating Partnership LP:
(REIT), 5.25%, 8/1/2026		20,000	20,400
(REIT), 5.75%, 10/1/2020	EUR	185,000	212,101
(REIT), 6.375%, 3/1/2024		115,000	123,912
MSCI, Inc., 144A, 4.75%, 8/1/2026		125,000	125,937
Murphy Oil Corp., 6.875%, 8/15/2024		75,000	79,122
NCR Corp.:
5.875%, 12/15/2021		10,000	10,513
6.375%, 12/15/2023		25,000	26,438
Newfield Exploration Co., 5.375%, 1/1/2026		45,000	46,238
NGL Energy Partners LP, 5.125%, 7/15/2019		50,000	49,500
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		45,000	45,900
Novelis Corp.:
144A, 5.875%, 9/30/2026		165,000	167,062
144A, 6.25%, 8/15/2024		90,000	93,600
NRG Energy, Inc.:
6.25%, 5/1/2024		185,000	179,450
144A, 6.625%, 1/15/2027		35,000	32,780
144A, 7.25%, 5/15/2026		170,000	167,265
Oasis Petroleum, Inc., 6.875%, 3/15/2022		35,000	34,650
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		80,000	75,600
Oshkosh Corp.:
5.375%, 3/1/2022		37,000	38,804
5.375%, 3/1/2025		5,000	5,225
PDC Energy, Inc., 144A, 6.125%, 9/15/2024		80,000	83,200
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		185,000	185,925
5.5%, 5/15/2026		100,000	99,250
Performance Food Group, Inc., 144A, 5.5%, 6/1/2024		80,000	82,400
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		60,000	61,350
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		50,000	51,750
Platform Specialty Products Corp., 144A, 10.375%, 5/1/2021		70,000	75,600
Ply Gem Industries, Inc., 6.5%, 2/1/2022		100,000	103,760
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		25,000	26,750
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		10,000	10,625
PSPC Escrow Corp., 144A, 6.0%, 2/1/2023	EUR	130,000	137,713
Quintiles IMS, Inc., 144A, 6.0%, 11/1/2020		40,000	40,600
Range Resources Corp.:
4.875%, 5/15/2025		130,000	124,216
144A, 5.875%, 7/1/2022		45,000	45,788
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		180,000	184,781
5.75%, 10/15/2020		130,000	133,416
144A, 7.0%, 7/15/2024		20,000	21,375
Rice Energy, Inc., 7.25%, 5/1/2023		15,000	15,900
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		45,000	47,925
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		25,000	25,813
Sabine Pass Liquefaction LLC:
144A, 5.0%, 3/15/2027		665,000	676,637
5.625%, 2/1/2021		225,000	236,812
5.625%, 3/1/2025		75,000	79,361
144A, 5.875%, 6/30/2026		155,000	167,043
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		20,000	20,525
144A, 5.375%, 4/15/2023		5,000	5,131
Sally Holdings LLC, 5.625%, 12/1/2025		155,000	165,462
Sanmina Corp., 144A, 4.375%, 6/1/2019		5,000	5,213
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		35,000	36,881
144A, 5.125%, 12/1/2024		15,000	15,863
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		20,000	19,825
Sirius XM Radio, Inc., 144A, 5.375%, 7/15/2026		160,000	162,501
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		65,000	68,059
Springs Industries, Inc., 6.25%, 6/1/2021		55,000	57,200
Sprint Communications, Inc.:
6.0%, 11/15/2022		60,000	55,913
144A, 7.0%, 3/1/2020		60,000	65,250
Sprint Corp., 7.125%, 6/15/2024		240,000	225,600
Starz LLC, 5.0%, 9/15/2019		30,000	30,375
Suburban Propane Partners LP, 5.75%, 3/1/2025		45,000	45,900
Summit Materials LLC:
6.125%, 7/15/2023		100,000	102,500
144A, 8.5%, 4/15/2022		45,000	49,500
Sunoco LP:
5.5%, 8/1/2020		50,000	50,750
6.375%, 4/1/2023		45,000	46,013
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		322,000	342,527
6.125%, 1/15/2022		20,000	21,100
6.375%, 3/1/2025		150,000	160,782
6.464%, 4/28/2019		60,000	60,975
6.5%, 1/15/2026		5,000	5,481
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		25,000	23,750
Tenet Healthcare Corp., 4.35%*, 6/15/2020		55,000	55,413
Tenneco, Inc., 5.0%, 7/15/2026		60,000	60,300
Tesoro Logistics LP:
6.125%, 10/15/2021		40,000	41,850
6.375%, 5/1/2024		90,000	96,975
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		65,000	65,813
The WhiteWave Foods Co., 5.375%, 10/1/2022		60,000	67,500
Titan International, Inc., 6.875%, 10/1/2020		27,000	25,920
Toll Brothers Finance Corp., 4.875%, 11/15/2025		100,000	102,000
TransDigm, Inc., 144A, 6.375%, 6/15/2026		95,000	97,147
TRI Pointe Group, Inc.:
4.375%, 6/15/2019		35,000	35,788
4.875%, 7/1/2021		610,000	628,300
Triumph Group, Inc., 5.25%, 6/1/2022		25,000	22,875
Tronox Finance LLC:
6.375%, 8/15/2020		45,000	40,388
144A, 7.5%, 3/15/2022		75,000	67,125
United States Steel Corp., 144A, 8.375%, 7/1/2021		95,000	100,937
Valvoline, Inc., 144A, 5.5%, 7/15/2024		35,000	36,925
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021		130,000	135,200
(REIT), 4.875%, 6/1/2026		50,000	52,554
WESCO Distribution, Inc., 144A, 5.375%, 6/15/2024		85,000	85,978
Western Digital Corp.:
144A, 7.375%, 4/1/2023		45,000	49,219
144A, 10.5%, 4/1/2024		73,000	84,315
Whiting Petroleum Corp., 6.25%, 4/1/2023		75,000	69,188
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		50,000	50,625
WPX Energy, Inc., 7.5%, 8/1/2020		150,000	158,062
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		30,000	31,950
144A, 5.625%, 10/1/2024		15,000	16,238
XPO Logistics, Inc., 144A, 6.125%, 9/1/2023		35,000	36,006
Zayo Group LLC:
6.0%, 4/1/2023		160,000	168,400
6.375%, 5/15/2025		147,000	154,765
ZF North America Capital, Inc., 144A, 4.0%, 4/29/2020		150,000	157,875
(Cost $27,844,696)			28,529,846
Uruguay 7.6%
Republic of Uruguay, 4.125%, 11/20/2045 (Cost $4,638,860)		4,685,716	4,280,402
Total Bonds (Cost $74,175,513)			76,112,711

Loan Participations and Assignments 4.0%
Senior Loans**
Canada 0.6%
Quebecor Media, Inc., Term Loan B1, 3.317%, 8/17/2020		101,850	101,850
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 5.0%, 2/13/2019		132,992	132,814
Term Loan B, 5.25%, 12/11/2019		128,836	128,847
(Cost $363,914)			363,511
United States 3.4%
Albertson's LLC, Term Loan B6, 4.75%, 6/22/2023		89,893	90,973
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		185,725	180,432
AmSurg Corp., First Lien Term Loan B, 3.5%, 7/16/2021		48,875	48,941
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		116,165	117,201
BE Aerospace, Inc., Term Loan B, 3.82%, 12/16/2021		42,218	42,561
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019		17,168	16,291
Term Loan H, 4.0%, 1/27/2021		31,589	29,935
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		107,525	107,727
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		19,300	19,493
First Data Corp., Term Loan, 3.524%, 3/24/2021		76,893	77,325
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.86%, 4/30/2019		332,500	335,463
Hilton Worldwide Finance LLC:
Term Loan B2, 3.034%, 10/25/2023		70,732	71,191
Term Loan B1, 3.5%, 10/26/2020		6,919	6,956
Level 3 Financing, Inc.:
Term Loan B2, 3.5%, 5/31/2022		120,000	120,686
Term Loan B, 4.0%, 1/15/2020		145,000	146,033
NRG Energy, Inc., Term Loan B, 3.5%, 6/30/2023		307,645	308,606
Pinnacle Foods Finance LLC, Term Loan G, 3.387%, 4/29/2020		116,748	117,597
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		58,483	58,885
PolyOne Corp., Term Loan B, 3.5%, 11/11/2022		19,850	20,046
(Cost $1,910,730)			1,916,342
Total Loan Participations and Assignments (Cost $2,274,644)			2,279,853

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,450,157)†	138.7	78,392,564
Notes Payable	(40.0)	(22,600,000)
Other Assets and Liabilities, Net	1.3	734,603
Net Assets	100.0	56,527,167

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill. These securities are shown at their current rate as of October 31, 2016.

** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major U.S. bank or LIBOR, and are shown at their current rate as of October 31, 2016.

† The cost for federal income tax purposes was $76,450,157. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $1,942,407. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,627,607 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,685,200.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

As of October 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
GBP	6,984	USD	8,549	11/30/2016	(5)	Merrill Lynch & Co., Inc.
EUR	7,540,530	USD	8,241,226	11/30/2016	(46,346)	Merrill Lynch & Co., Inc.
Total unrealized depreciation					(46,351)

Currency Abbreviations
EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and other receivables, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (c)
Bonds	$ —	$ 76,112,711	$ —	$ 76,112,711
Loan Participations and Assignments	—	2,279,853	—	2,279,853
Total	$ —	$ 78,392,564	$ —	$ 78,392,564
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (d)
Forward Foreign Currency Exchange Contracts	$ —	$ (46,351)	$ —	$ (46,351)
Total	$ —	$ (46,351)	$ —	$ (46,351)

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(c) See Investment Portfolio for additional detailed categorizations.

(d) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments in non-affiliated securities, at value (cost $76,450,157)	$ 78,392,564
Cash	1,784,457
Foreign currency, at value (cost $222,997)	184,772
Receivable for investments sold	192,250
Receivable for investments sold — when-issued securities	30,150
Interest receivable	1,145,578
Foreign taxes recoverable	7,457
Other assets	551
Total assets	81,737,779
Liabilities
Payable for investments purchased	2,069,678
Payable for investments purchased — when-issued securities	195,000
Notes payable	22,600,000
Interest on notes payable	38,012
Unrealized depreciation on forward foreign currency exchange contracts	46,351
Accrued management fee	49,149
Accrued Directors' fees	1,569
Other accrued expenses and payables	210,853
Total liabilities	25,210,612
Net assets, at value	$ 56,527,167
Net Assets Consist of
Undistributed net investment income	46,351
Net unrealized appreciation (depreciation) on: Investments	1,942,407
Foreign currency	(86,630)
Accumulated net realized gain (loss)	(6,571,135)
Paid-in capital	61,196,174
Net assets, at value	$ 56,527,167
Net Asset Value
Net asset value per share ($55,527,167 ÷ 6,482,604 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.72

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income:
Interest (net of foreign taxes withheld of $35,849)	$ 4,161,613
Dividends	130
Total income	4,161,743
Expenses: Management fee	549,363
Services to shareholders	6,784
Custodian fees	47,406
Accounting fees	91,736
Audit fees	96,812
Legal fees	125,987
Reports to shareholders	69,514
Directors' fees and expenses	9,378
Interest expense	317,741
Stock exchange listing fees	21,250
Other	60,208
Total expenses	1,396,179
Net investment income	2,765,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,318,581)
Swap contracts	6,556
Written options	21,390
Foreign currency	445,469
(1,845,166)
Change in net unrealized appreciation (depreciation) on: Investments	4,317,417
Swap contracts	(5,294)
Written options	(21,371)
Foreign currency	(434,441)
3,856,311
Net gain (loss)	2,011,145
Net increase (decrease) in net assets resulting from operations	$ 4,776,709

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended October 31, 2016
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 4,776,709
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(23,928,794)
Net amortization of premium/(accretion of discount)	120,093
Proceeds from sales and maturities of long-term investments	24,523,133
(Increase) decrease in interest receivable	(30,772)
(Increase) decrease in dividends receivable	398
(Increase) decrease in other assets	35,656
(Increase) decrease in receivable for investments sold and when-issued securities	(80,418)
Increase (decrease) in written options, at value	(19)
Increase (decrease) in interest on notes payable	9,878
(Increase) decrease in upfront payments paid/received on credit default swap contracts	23,178
Increase (decrease) in payable for investments purchased and when-issued securities	1,838,373
Increase (decrease) in other accrued expenses and payables	9,569
Change in unrealized (appreciation) depreciation on investments	(4,317,417)
Change in unrealized (appreciation) depreciation on swaps	5,294
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	422,264
Net realized (gain) loss from investments	2,318,581
Cash provided (used) by operating activities	5,725,706
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	(700,000)
Distributions paid	(3,669,154)
Cash provided (used) for financing activities	(4,369,154)
Increase (decrease) in cash	1,356,552
Cash at beginning of period (including foreign currency)	612,677
Cash at end of period (including foreign currency)	$ 1,969,229
Supplemental Disclosure
Interest paid on notes	(307,863)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income	$ 2,765,564	$ 3,222,057
Net realized gain (loss)	(1,845,166)	(1,863,764)
Change in net unrealized appreciation (depreciation)	3,856,311	(3,007,019)
Net increase (decrease) in net assets resulting from operations	4,776,709	(1,648,726)
Distributions to shareholders from: Net investment income	(3,564,258)	(3,547,354)
Return of capital	(104,896)	—
Total distributions	(3,669,154)	(3,547,354)
Fund share transactions: Cost of shares repurchased	—	(585,647)
Increase (decrease) in net assets	1,107,555	(5,781,727)
Net assets at beginning of period	55,419,612	61,201,339
Net assets at end of period (including undistributed net investment income of $46,351 and $608,425, respectively)	$ 56,527,167	$ 55,419,612
Other Information
Shares outstanding at beginning of period	6,482,604	6,554,942
Shares repurchased	—	(72,338)
Shares outstanding at end of period	6,482,604	6,482,604

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 8.55	$ 9.34	$ 9.29	$ 9.80	$ 8.62
Income (loss) from investment operations: Net investment income[a]	.43	.50	.54	.55	.59
Net realized and unrealized gain (loss)	.31[d]	(.75)	.01	(.55)	1.08[d]
Total from investment operations	.74	(.25)	.55	(.00)*	1.67
Less distributions from: Net investment income	(.55)	(.55)	(.54)	(.55)	(.51)
Return of capital	(.02)	—	—	—	—
Total distributions	(.57)	(.55)	(.54)	(.55)	(.51)
NAV accretion resulting from repurchases of shares and shares tendered at a discount to NAV[a]	—	.01	.04	.04	.02
Net asset value, end of period	$ 8.72	$ 8.55	$ 9.34	$ 9.29	$ 9.80
Market value, end of period	$ 8.48	$ 7.98	$ 8.23	$ 8.29	$ 8.82
Total Return
Per share net asset value (%)[b]	9.40[d]	(2.13)	7.36	1.06	20.86[d]
Per share market value (%)[b]	13.99	3.67	6.01	.20	22.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	57	55	61	63	70
Ratio of expenses (including interest expense) (%)	2.54	2.40	2.29	2.21	2.36
Ratio of expenses (excluding interest expense) (%)	1.96	1.90	1.82	1.68	1.67
Ratio of net investment income (%)	5.03	5.55	5.82	5.77	6.54
Portfolio turnover rate (%)	32	50	37	48	25
Total debt outstanding, end of period ($ thousands)	22,600	23,300	26,500	23,000	31,000
Asset coverage per $1,000 of debt[c]	3,501	3,379	3,309	3,751	3,242

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

[d] During the year ended October 31, 2012 and the year ended October 31, 2016, Lehman Brothers International issued a Claims Determination Deed to the Fund as a partial settlement for a loss written off by the Fund in 2008. The impact of this claim amounted to $0.13 and $0.06 per share, respectively. Excluding this claim, total return would have been 1.39% and 0.77% lower, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation. At the Fund's 2015 Annual Meeting of Stockholders held on September 30, 2015, the Fund's stockholders approved an amendment to the Fund's Articles of Incorporation, limiting the Fund's term of existence until September 30, 2017, or such earlier date as may be determined by the Fund's Board, at which time the Fund will be liquidated.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price is available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurement is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Global High Income Fund, Inc. is approved to participate in securities lending, but had no securities on loan during the period ended October 31, 2016. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If Affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $6,571,000, including $2,345,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or the liquidation of the Fund, whichever occurs first; and approximately $4,226,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($402,000) and long-term losses ($3,824,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward currency contracts, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (6,571,000)
Net unrealized appreciation (depreciation) on investments	$ 1,942,407

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2016	2015
Distributions from ordinary income*	$ 3,564,258	$ 3,547,354
Return of capital	$ 104,896	$ —

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency positions at the Fund's custodian bank at October 31, 2016.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2016. For the year ended October 31, 2016, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $195,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended October 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts and written option contracts as of October 31, 2016. For the year ended October 31, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $100, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $21,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,250,000 to $10,717,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (46,351)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (29,610)	$ 21,390	$ —	$ —	$ (8,220)
Credit Contracts (a)	—	—	6,556	—	6,556
Foreign Exchange Contracts (b)	—	—	—	506,358	506,358
	$ (29,610)	$ 21,390	$ 6,556	$ 506,358	$ 504,694

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options and swap contracts, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Option	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ 29,448	$ (21,371)	$ —	$ —	$ 8,077
Credit Contracts (b)	—	—	(5,294)	—	(5,294)
Foreign Exchange Contracts (c)	—	—	—	(422,264)	(422,264)
	$ 29,448	$ (21,371)	$ (5,294)	$ (422,264)	$ (419,481)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively

(b) Change in net unrealized appreciation (depreciation) on swap contracts

(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Merrill Lynch International	$ 46,351	$ —	$ —	$ 46,351

C. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $23,928,794 and $24,523,133, respectively.

For the year ended October 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contracts	Premium
Outstanding, beginning of period	600,000	$ 21,390
Options expired	(600,000)	(21,390)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Advisory, Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DSC aggregated $2,511, of which $434 is unpaid.

DIMA is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIMA and State Street Bank and Trust Company ("SSB"), DIMA has delegated all accounting functions to SSB. DIMA compensates SSB out of the accounting fee it receives from the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA aggregated $91,736, of which $8,064 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,080, of which $9,944 was unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. Deutsche Central Cash Management Government Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Share Repurchases

The Board of Directors has authorized the Fund to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. There were no repurchased shares of common stock during the year ended October 31, 2016. During the year ended October 31, 2015, the Fund purchased 72,338 of its shares of common stock on the open market at a total cost of $585,647 ($8.10 average per share). The average discount of these purchased shares, comparing the purchase price to the net asset value at the time of purchase, was 11.07%.

H. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $26,000,000 ($30,000,000 prior to April 6, 2016), with a maturity date of April 5, 2017. Loans under the facility generally bear interest at the applicable LIBOR rate plus 0.90%. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At October 31, 2016, the Fund had a notes payable outstanding of $22,600,000. The weighted average outstanding daily balance of all loans during the year ended October 31, 2016 was approximately $22,016,000, with a weighted average annual borrowing cost of 1.44%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings or to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Deutsche Global High Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global High Income Fund, Inc. (the "Fund") at October 31, 2016, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and transfer agent, brokers, agent banks, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2016	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Liquidation and Dissolution — Amendment to the Fund's Articles of Incorporation

On July 10, 2015, the Fund announced that its Board of Directors had approved, subject to stockholder approval, an amendment to the Fund’s Articles of Incorporation requiring the liquidation and dissolution of the Fund. At the Fund’s 2015 Annual Meeting held on September 30, 2015, the Fund’s stockholders approved an amendment to the Fund’s Articles of Incorporation, limiting the Fund’s term of existence until September 30, 2017, or such earlier date as may be determined by the Fund’s Board, at which time the Fund will be liquidated.

Stockholder Meeting Results (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of Deutsche Global High Income Fund, Inc. (the "Fund") was held on September 30, 2016. At the close of business on July 20, 2016, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 6,482,604.36 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 5,869,072 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following matters were voted upon by the stockholders of the Fund.

1. To elect the following four individuals as Class II Directors of the Fund.

All of the nominees received a sufficient number of votes to be elected. (the resulting votes are presented below):

	Number of Votes:
	For	Withheld
Keith R. Fox	4,904,938	964,134
Kenneth C. Froewiss	4,902,035	967,037
Richard J. Herring	4,953,183	915,889
Jean Gleason Stromberg	4,907,758	961,314

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

Whenever the Fund declares an income dividend or a capital gain distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund’s common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant’s account shall be determined by dividing the dollar amount of the dividend or capital gain distribution payable on the Participant’s shares by the greater of the following amounts per share of the Fund’s common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund’s common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gain distribution on such Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date. Should the Fund declare an income dividend or capital gain distribution payable only in cash, the amount of such dividend or distribution on each Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Open-market purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

Each Participant may send additional funds in the amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Such voluntary payments will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional shares of the Fund’s common stock as of that investment date. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Optional cash payments should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the Fund’s common stock is traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant’s account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund’s Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gain distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the Participant.

The service fees for handling capital gain distributions or income dividends will be paid by the Fund.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant’s notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gain distributions or income dividends. If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant’s shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct brokerage commissions for this transaction and any transfer taxes. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche Global High Income Fund, Inc.’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s net asset value performance was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted that at a shareholders meeting held on September 30, 2015, shareholders approved an amendment to the Fund’s charter that set a limited term of existence for the Fund and will cause the Fund to liquidate on or before September 30, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund’s total (net) operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (4th quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015). The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Corporation, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Class I Board Members were last elected in 2015 to serve until the 2018 Annual Meeting of Shareholders. Class II Board Members were last elected in 2016 to serve until the 2019 Annual Meeting of Shareholders. Class III Board Members were last elected in 2014 to serve until the 2017 Annual Meeting of Shareholders. As previously noted, at the Fund’s 2015 Annual Meeting held on September 30, 2015, the Fund’s stockholders approved an amendment to the Fund’s Articles of Incorporation, limiting the Fund’s term of existence until September 30, 2017, or such earlier date as may be determined by the Fund’s Board, at which time the Fund will be liquidated.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Class II Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Class III Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Class I Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Class I Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Class I Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Class II Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Class I Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Class II Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Class III Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Class III Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Class II Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210

Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	LBF
CUSIP Number	25158V 108

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Global high income fund, inc.
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$92,625	$0	$0	$0
2015	$87,525	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Paul K. Freeman (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Richard J. Herring and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’S Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

[1]	For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.	POLICIES
3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3.2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
•	Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and
•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3	Availability of Proxy Voting Policy and Guidelines and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5, below), if so required by relevant law.

4.	PROCEDURES

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures
4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies3, the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The Conflicts of Interest Management Sub-Committee within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETFs”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – AWM, GTB & CB&S;
•	Code of Ethics – AWM; and
•	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

•	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

−	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
−	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.
−	Analyst worksheets created for stock option plan and share increase analyses; and
−	Proxy Edge print-screen of actual vote election.

•	AM will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•	With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
−	The name of the issuer of the portfolio security;
−	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
−	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
−	The shareholder meeting date;
−	A brief identification of the matter voted on;
−	Whether the matter was proposed by the issuer or by a security holder;
−	Whether the company cast its vote on the matter;
−	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
−	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’S Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February 2016

[GRAPHIC OMITTED]

Table of Contents

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Classified Boards of Directors
	C.	Board and Committee Independence
	D.	Liability and Indemnification of Directors
	E.	Qualification of Directors
	F.	Removal of Directors and Filling of Vacancies
	G.	Proposals to Fix the Size of the Board
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)
	J.	Proposals to Establish Audit Committees (For FFT and US Securities)
II.		Capital Structure
	A.	Authorization of Additional Shares (For US Securities)
	B.	Authorization of “Blank Check” Preferred Stock (For US Securities)
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance (For US Securities)
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting (For US Securities)
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
IV.		Compensation
	A.	Establishment of a Remuneration Committee (For US Securities)
	B.	Executive Director Stock Option Plans
	C.	Employee Stock Option/Purchase Plans
	D.	Golden Parachutes
	E.	Proposals to Limit Benefits or Executive Compensation
	F.	Option Expensing
	G.	Management Board Election and Motion (For FFT Securities)
	H.	Remuneration (Variable Pay) (For FFT Securities)
	I.	Long-Term Incentive Plans (For FFT Securities)
	J.	Shareholder Proposals Concerning “Pay For Superior Performance”
	K.	Executive Compensation Advisory
	L.	Advisory Votes on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social & Governance Issues
	A.	Principles for Responsible Investment
	B.	ESG Issues
	C.	Labor & Human Rights
	D.	Diversity & Equality
	E.	Health & Safety
	F.	Government/Military
	G.	Tobacco
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
	K.	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines.

Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits / Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm, currently Institutional Shareholder Services (“ISS”) subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or by-laws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management Board Election and Motion

AM policy is to vote “against”:

•	The election of Board members with positions on either Remuneration or Audit Committees;
•	The election of Supervisory Board members with too many Supervisory Board mandates; and
•	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of Management Boards that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	Directly align the interests of members of Management Boards with those of shareholders;
•	Establish challenging performance criteria to reward only above average performance;
•	Measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and
•	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policy and Guidelines.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

1.	There is a significant misalignment between CEO pay and company performance;
2.	The company maintains significant problematic pay practices; and/or
3.	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
2.	Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;
2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social and Governance Issues

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on Social and Sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government/Military
1.	AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco
1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management, and not to shareholder mandate.

VIII.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

·	Joined Deutsche Asset Management in 1996 and the Fund in 2011. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
·	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
·	Head of US High Yield Bonds: New York.
·	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

·	Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
·	Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
·	Portfolio Manager for High Yield Strategies: New York.
·	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

·	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund, taking risk targets into account) are utilized to measure performance.
·	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
·	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc.(DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	$1-$10,000	$500,001-$1,000,000
Thomas R. Bouchard	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	15	$4,891,360,279	-	-
Thomas R. Bouchard	7	$2,148,701,927	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	4	$1,124,538,944	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

·	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
·	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
·	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
·	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Deutsche Global High Income Fund, Inc.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30, 2015	-	$ -	n/a	n/a
December 1 through December 31, 2015	-	$ -	n/a	n/a
January 1 through January 31, 2016	-	$ -	n/a	n/a
February 1 through February 29, 2016	-	$ -	n/a	n/a
March 1 through March 31, 2016	-	$ -	n/a	n/a
April 1 through April 30, 2016	-	$ -	n/a	n/a
May 1 through May 31, 2016	-	$ -	n/a	n/a
June 1 through June 30, 2016	-	$ -	n/a	n/a
July 1 through July 31, 2016	-	$ -	n/a	n/a
August 1 through August 31, 2016	-	$ -	n/a	n/a
September 1 through September 30, 2016	-	$ -	n/a	n/a
October 1 through October 31, 2016	-	$ -	n/a	n/a

Total	-	$ -	-

The Fund may from time to time repurchase shares in the open market when the Fund's shares trade at a discount to their net asset value.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global High Income Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016